EXHIBIT (99)

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS
                       PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Procter & Gamble Company (the "Company") certifies to his knowledge that:

     (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in that Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of the Company.




/S/A.G. LAFLEY
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(A.G. Lafley)
Chairman of the Board,
President and Chief Executive


January 29, 2003
------------------------------
Date
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                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS
                       PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Procter & Gamble Company (the "Company") certifies to his knowledge that:

     (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in that Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of the Company.




/S/CLAYTON C. DALEY, JR.
------------------------------
(Clayton C. Daley, Jr.)
Chief Financial Officer


January 29, 2003
------------------------------
Date